Exhibit 99.1
Oxford Industries, Inc. Press Release
222 Piedmont Avenue, N.E. · Atlanta, Georgia 30308

Contact:	J. Reese Lanier, Jr.
Telephone:	(404) 653-1446
Fax:	(404) 653-1545
E-Mail:	rlanier@oxfordinc.com
FOR IMMEDIATE RELEASE
January 8, 2007
Jack Guynn Joins Oxford Industries’ Board Of Directors
ATLANTA, GA. — Oxford Industries, Inc. (NYSE:OXM) announced today that Jack Guynn has been appointed to the Company’s Board of Directors.
Mr. Guynn recently retired as President and CEO of the Federal Reserve Bank of Atlanta, where he was responsible for all of the Bank’s activities, including monetary policy, bank supervision and regulation, and payment services. He also served as Chairman of the Bank’s Management Committee and as a member of the Federal Open Market Committee, the Federal Reserve System’s chief monetary policy body. Mr. Guynn’s term of service as a director with the Company will continue until the next election of directors at the Company’s 2007 annual meeting of shareholders.
“Jack brings a wealth of experience and knowledge from his 42 year career at the Federal Reserve Bank,” commented J. Hicks Lanier, Chairman and CEO of Oxford Industries, Inc. “We are pleased to welcome Jack and are confident that he will make a significant contribution to our Board of Directors.”
Oxford Industries, Inc. also announced today that Thomas C. Gallagher, Chairman, CEO and President of Genuine Parts Company, has resigned from Oxford Industries, Inc.’s Board of Directors to eliminate a director interlock relationship that had existed between Oxford Industries, Inc. and Genuine Parts Company.
“I would like to thank Tom for his wise counsel and valuable insight during his fifteen years of service on our Board,” continued Lanier. “Tom has been a great supporter and advocate of our strategic repositioning process. We will certainly miss him.”
Oxford Industries, Inc. is a producer and marketer of branded and private label apparel for men, women and children. Oxford provides retailers and consumers with a wide variety of apparel products and services to suit their individual needs. Oxford’s brands include Tommy Bahama®, Indigo Palms®, Island Soft®, Ben Sherman®, Arnold Brant®, Ely & Walker® and Oxford Golf®. The Company also holds exclusive licenses to produce and sell certain product categories under the Tommy Hilfiger®, Nautica®, Geoffrey Beene®, Dockers® and Oscar de la Renta® labels. Oxford’s wholesale customers are found in every major channel of distribution, including national chains, specialty catalogs, mass merchants, department stores, specialty stores and Internet retailers.
Oxford’s stock has traded on the NYSE since 1964 under the symbol OXM. For more information, please visit the Company’s website at www.oxfordinc.com.
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
Various statements in this press release, in future filings by us with the Securities and Exchange Commission and in oral statements made by or with the approval of our management include forward-looking statements about future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. We intend for all such forward-looking statements contained herein, the entire contents of our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Important assumptions relating to these forward-looking statements include, among others, assumptions regarding demand for our products, expected pricing levels, raw material costs, the timing and cost of planned capital expenditures, expected outcomes of pending litigation and regulatory actions, competitive conditions, general economic conditions and expected synergies in connection with acquisitions and joint ventures. Forward-looking statements reflect our current expectations, based on currently available information, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You are encouraged to review the information in our Form 10-K for the fiscal year ended June 2, 2006 under the heading “Risk Factors” (and those described from time to time in our future reports filed with the Securities and Exchange Commission), which contains additional important factors that may cause our actual results to differ materially from those projected in any forward-looking statements. We disclaim any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.